UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2006

Financial Industries Corporation

(Exact Name of Registrant as Specified in Charter)

Texas	0-4690	74-2126975
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6500 River Place Boulevard, Building I, Austin, Texas		78730
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number (including area code): (512) 404-5000

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[	]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[	]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

Filing of Periodic Reports for Fiscal Year 2004

On November 1, 2006, Financial Industries Corporation (the “Company”) issued a press release announcing the filing of periodic reports relating to the Company’s fiscal year ended December 31, 2004, including a Form 10-K for fiscal year 2004 and Forms 10-Q for each of the first three fiscal quarters of 2004. A copy of the press release is furnished as Exhibit 99.1 to this report.

2006 Annual Meeting of Shareholders

The Company has scheduled its shareholder meeting at the Renaissance Austin Hotel, 9721 Arboretum Blvd., Austin, Texas, on Wednesday, December 6, 2006 at 10 a.m. CST. The record date for the meeting was October 24, 2006.

The meeting and the record date have been scheduled in accordance with an agreed court order filed in the David T. Porter shareholder litigation. The agreed order requires the Company to hold the shareholder meeting on December 6, 2006.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits
Exhibit 99.1	Press Release dated November 1, 2006

SIGNATURES

Pursuant to requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Financial Industries Corporation

By:	/s/ Michael P. Hydanus
Name:	Michael P. Hydanus
Title:	Interim President and Chief Executive Officer